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CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002


Name of Issuer: The Park Avenue Portfolio


  In connection with the Report on Form N-CSR for the above named issuer, the undersigned hereby certifies, to the best of his knowledge, that:

        1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.





Date:  September 4, 2003                          /s/ THOMAS G. SORELL
                                         --------------------------------------
                                         Thomas G. Sorell
                                         President of
                                         The Park Avenue Portfolio





Date:  September 4, 2003                         /s/ FRANK L. PEPE
                                         --------------------------------------
                                         Frank L. Pepe
                                         Vice President and Treasurer of
                                         The Park Avenue Portfolio